UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 17, 2012

GUITAR CENTER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175270-07	26-0843262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

GUITAR CENTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175270	95-4600862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5795 Lindero Canyon Road

Westlake Village, California 91362
(Address of principal executive offices, zip code)

(818) 735-8800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 17, 2012, Guitar Center Holdings, Inc. (the “Company”) issued a press release reporting its sales for the fiscal periods ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release of Guitar Center Holdings, Inc. dated January 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER HOLDINGS, INC.

Date: January 17, 2012	By:	/s/ Erick Mason
Erick Mason
Vice President

GUITAR CENTER, INC.

Date: January 17, 2012	By:	/s/ Erick Mason
Erick Mason
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Guitar Center Holdings, Inc. dated January 17, 2012